UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

October 29, 2014

Date of Report (Date of earliest event reported)

Caesars Entertainment Corporation

(Exact name of registrant as specified in its charter)

Delaware	001- 10410	62-1411755
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Caesars Palace Drive

Las Vegas, Nevada 89109

(Address of principal executive offices) (Zip Code)

(702) 407-6000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

As described in the Current Reports on Form 8-K filed on September 12, 2014 and October 17, 2014, Caesars Entertainment Corporation (“CEC”) and Caesars Entertainment Operating Company, Inc., a majority owned subsidiary of CEC (“CEOC”), announced that they have been engaged in confidential discussions with certain beneficial holders (the “First Lien Creditors”) of CEOC’s 11.25% senior secured notes due 2017, CEOC’s 8.5% senior secured notes due 2020, CEOC’s 9% senior secured notes due 2020 and CEOC’s senior secured credit facilities in furtherance of their efforts to restructure CEOC’s debt.

In connection with the discussions, CEC and CEOC provided certain confidential information to the First Lien Creditors pursuant to non-disclosure agreements (“NDAs”) between CEC, CEOC and the First Lien Creditors. As of the date hereof, one First Lien Creditor has not agreed to extend its NDA. CEC and CEOC are making the disclosure herein in accordance with the terms of such NDA. While CEC and CEOC are no longer in discussions with the one First Lien Creditor who did not extend its NDA, and while no agreement has been reached yet on the terms of a restructuring, CEC and CEOC are continuing discussions with the remaining First Lien Creditors all of whom have extended their NDAs. While proposals have been transmitted, and continue to be transmitted, between CEC, CEOC and the First Lien Creditors, any proposals between the one First Lien Creditor not extending its NDA and CEC and CEOC contain outdated and materially different terms and information than proposals now being considered and accordingly are not disclosed herein. No assurances can be made that an agreement may be reached between CEC, CEOC and the First Lien Creditors on the terms of a restructuring.

The information set forth in this Item 7.01 of this Current Report on Form 8-K is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of CEC’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. The filing of this Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAESARS ENTERTAINMENT CORPORATION

Date: October 29, 2014	By:	/s/ SCOTT E. WIEGAND
		Name:	Scott E. Wiegand
		Title:	Senior Vice President, Deputy General Counsel and Corporate Secretary